Note 9 - Goodwill and Other Intangible, Net - Estimated Amortization Expense (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
2019	$ 49
2020	49
2021	49
2022	49
2023	49
Thereafter	123
Total	$ 368	$ 416